Exhibit 99.1


                         PRO FORMA FINANCIAL INFORMATION

         The unaudited Pro Forma Condensed Consolidated Balance Sheet is presented as if the following transactions occurred on September 30, 1997: (i) the acquisition and sale of office properties, land and OmniOffices that have been consummated since September 30, 1997 and the acquisition and sale of other office properties and land that the Company expects to consummate in the near future; (ii) the Series C Preferred Stock Offering; (iii) the Series D Preferred Stock Offering; and (iv) the repayment of amounts outstanding under the Company's line of credit. The unaudited Pro Forma Condensed Consolidated Statements of Operations for the nine months ended September 30, 1997 and the year ended December 31, 1996 are presented as if the following transactions had been consummated as of the beginning of the periods presented: (i) the acquisition and sale of office properties, land and OmniOffices that have been consummated since the beginning of 1996 and the acquisition and sale of other office properties and land that the Company expects to consummate in the near future; (ii) the sales of common stock and preferred stock during 1996 and 1997;
(iii) the sale of the Company's senior unsecured notes; (iv) the Series D Preferred Stock Offering; and (v) the repayment of amounts outstanding under the Company's line of credit.

         In management's opinion, all material adjustments necessary to reflect the transactions described above are presented in the pro forma adjustments columns, which are further described in the notes to the unaudited pro forma financial information.

         The unaudited Pro Forma Condensed Consolidated Balance Sheet and the unaudited Pro Forma Condensed Consolidated Statements of Operations should be read in conjunction with the Consolidated Financial Statements of the Company and Notes thereto. The unaudited Pro Forma Condensed Consolidated Balance Sheet is not necessarily indicative of what the actual financial position of the Company would have been at September 30, 1997 assuming the aforementioned transactions had been consummated on such date, nor does it purport to represent the future financial position of the Company. The unaudited Pro Forma Condensed Consolidated Statements of Operations are not necessarily indicative of what the actual results of operations of the Company would have been assuming the aforementioned transactions had been consummated as of the beginning of the respective periods, nor does it purport to represent the results of operations for future periods.

                 CarrAmerica Realty Corporation and Subsidiaries
                 Pro Forma Condensed Consolidated Balance Sheet
                                 (In Thousands)


                                                                                   At September 30, 1997 (Unaudited)
                                                             -----------------------------------------------------------------------
                                                                                            Pro Forma Adjustments
                                                                                ----------------------------------------------------

                                                                                   Acquired           Disposed         Probable
                                                              Historical (A)    Properties (B)      Property (C)    Acquisitions (D)
                                                              --------------    --------------      ------------    ----------------

     ASSETS
Rental property, net                                            $1,926,846          $297,348 (1)     $(21,785)(4)     $118,921 (8)
Development property                                               214,761            17,363 (1)          -             74,584 (8)
Restricted and unrestricted cash                                    37,990               -                -               -
Other assets                                                       171,420            (3,350)(2)         (758)(5)       (2,475)(9)
                                                                ----------          --------         --------         --------
              Total assets                                      $2,351,017          $311,361         $(22,543)        $191,030
                                                                ==========          ========         ========         ========

     LIABILITIES
Mortgages, unsecured notes and
  credit facilities                                             $  903,058          $255,973 (2)     $(24,591)(6)     $191,030 (9)
Other liabilities                                                   72,514             2,275 (2)         (697)(5)         -
                                                                ----------          --------         --------         --------
              Total liabilities                                    975,572           258,248          (25,288)         191,030

Minority interest                                                   67,331            53,113 (3)         -                -

   STOCKHOLDERS' EQUITY
Preferred stock                                                         88              -                 -               -
Common stock                                                           582              -                 -               -
Additional paid-in capital                                       1,381,214              -                 -               -
Dividends paid in excess of earnings                               (73,770)             -                2,745 (7)        -
                                                                   -------          --------          --------        --------
              Total stockholders' equity                         1,308,114              -                2,745            -
                                                                 ---------          --------          --------        --------
              Total liabilities and stockholders' equity        $2,351,017          $311,361          $(22,543)       $191,030
                                                                ==========          ========          ========        ========




                                                                                 At September 30, 1997 (Unaudited)
                                                              ----------------------------------------------------------------------
                                                                                          Pro Forma Adjustments
                                                              ----------------------------------------------------------------------
                                                                  Probable     Series C Preferred   Series D Preferred    Pro Forma
                                                              Dispositions (E)  Stock Offering (F)  Stock Offering (G)  Consolidated
                                                              ----------------  ------------------  ------------------  ------------
     ASSETS
Rental property, net                                            $(20,353)(10)       $    -              $    -           $2,300,977
Development property                                                 -                   -                   -              306,708
Restricted and unrestricted cash                                     -                   -                   -               37,990
Other assets                                                        (597)(11)            -                   -              164,240
                                                                --------            ---------           --------         ----------
              Total assets                                      $(20,950)           $    -              $    -           $2,809,915
                                                                ========            =========           ========         ==========

     LIABILITIES
Mortgages, unsecured notes and
  credit facilities                                             $(22,911)(12)       $(144,875)          $(48,275)        $1,109,409
Other liabilities                                                   (406)(11)            -                   -               73,686
                                                                --------            ---------           --------         ----------
              Total liabilities                                  (23,317)            (144,875)           (48,275)         1,183,095

Minority interest                                                   -                    -                   -              120,444

   STOCKHOLDERS' EQUITY
Preferred stock                                                     -                      60                 20                168
Common stock                                                        -                    -                   -                  582
Additional paid-in capital                                          -                 144,815             48,255          1,574,284
Dividends paid in excess of earnings                               2,367 (13)            -                   -              (68,658)
                                                                --------            ---------            -------         ----------
              Total stockholders' equity                           2,367              144,875             48,275          1,506,376
                                                                --------            ---------            -------         ----------
              Total liabilities and stockholders' equity        $(20,950)           $    -               $   -           $2,809,915
                                                                ========            =========            =======         ==========


                 CarrAmerica Realty Corporation and Subsidiaries
       Notes to Pro Forma Condensed Consolidated Balance Sheet

                               September 30, 1997
                                   (Unaudited)

Adjustments (dollars in thousands):
(A) Reflects the Company's historical condensed consolidated balance sheet as of September 30, 1997.

(B) Reflects the following pro forma adjustments related to the acquired properties:
      (1) total acquisition costs of $314,711 ($28,712 related to 2600 W. Olive, $14,746 related to San Mateo I, $42,262 related to Presidential Circle, $12,286 related to Tract 17, $11,762 related to The Grove at Black Canyon Phase I, $4,061 related to Marriott Tract Land, $7,542 related to Reston Crossing Land, $21,086 related to Century Park II, $81,075 related to 900-910 East Hamilton, $85,420 related to the US West Portfolio and $5,759 related to Hamilton
            Land);
      (2)   the assumption of existing debt of $103,343 ($19,370 related to 2600
            W. Olive, $23,483 related to Presidential Circle, $5,838 related to Tract 17 and $54,652 related to the US West Portfolio), the use of the Company's purchase deposits of $3,350, the assumption of other liabilities totaling $2,275, and draws on the Company's line of credit of $152,630; and
      (3) the issuance of 1,738,937 units (271,326 related to 2600 W. Olive, 475,095 related to San Mateo I and 992,516 related to the US West Portfolio) in connection with acquisitions.

(C) Reflects the following pro forma adjustments related to the disposition of First State Bank Tower:
      (4)   total cost of rental property of $21,785;
      (5)   the transfer of net assets of $61 ($758 in other assets and $697 in other liabilities) in connection with the sale of the property;
      (6)   the repayment of debt of $9,508 and the repayment of $15,083 on the
            Company's line of credit with the estimated sales proceeds of
            $24,591; and
      (7)   the recognition of a $2,745 gain on disposition of the property.

(D) Reflects the following pro forma adjustments related to the anticipated effects of probable acquisitions:
      (8) total acquisition costs of $193,505 ($30,550 related to CM Capital-Hacienda West, $22,284 related to Valley Tech Center Land, $17,400 related to Watkins Johnson Land, $15,200 related to Tower of the Hills, $9,800 related to The Commons at Las Colinas Land, $6,334 related to LaJolla Spectrum Land, $4,916 related to Evergreen Land, $2,679 related to Rocky Point Land, $5,157 related to the exercise of options on Panorama IV and West Land, $13,575 related to Bay Technology Center, $8,933 related to Waterford, $22,588 related to Citymark Tower, $28,075 related to Sunnyvale Technology Center and $6,014 related to DMB land); and

                 CarrAmerica Realty Corporation and Subsidiaries
       Notes to Pro Forma Condensed Consolidated Balance Sheet-(Continued)


      (9) the use of the Company's purchase deposits of $2,475 and draws on the Company's line of credit of $191,030.

(E) Reflects the following pro forma adjustments related to the anticipated effects of probable dispositions:
      (10) total cost of rental properties of $20,353 ($10,867 related to Littlefield Complex and $9,486 related to Norwood Tower);
      (11) the transfer of net assets of $191 ($597 in other assets and $406 in other liabilities) in connection with the sale of the properties;
      (12) the repayment of $22,911 on the Company's line of credit with the estimated sales proceeds; and
      (13) the recognition of a $2,367 net gain on disposition of the properties.

(F) Reflects the sale of 6,000,000 shares of Series C Cumulative Redeemable Preferred Stock at a net price of $144,875, after deduction of transaction costs of $400. The Company used all of the proceeds to pay down amounts outstanding under its line of credit.

(G) Reflects the sale of 2,000,000 shares of Series D Cumulative Redeemable Preferred Stock at a net price of $48,275, after deduction of transaction costs of $150. The Company plans to use all of the proceeds to pay down amounts outstanding under its line of credit.

                CarrAmerica Realty Corporation and Subsidiaries
            Pro Forma Condensed Consolidated Statements of Operations
                     (In Thousands, except per share data)

                                                                     For the Nine Months Ended September 30, 1997 (Unaudited)
                                                               --------------------------------------------------------------------
                                                                                              Pro Forma Adjustments
                                                                                ---------------------------------------------------
                                                                                   Acquired           Disposed         Probable
                                                               Historical (A)    Properties (B)     Property (C)    Acquisitions (D)
                                                               --------------    --------------     ------------    ----------------
Real estate operating revenue:
              Rental revenue                                      $231,832        $47,491 (1)       $(2,426)(6)       $9,093 (9)
              Real estate service income                            11,512           -                  -                -
              Executive suites revenue                               5,000         29,084 (1)           -                -
                                                                  --------        -------           -------           ------
                          Total revenues                           248,344         76,575            (2,426)           9,093
                                                                  --------        -------           -------           ------

Real estate operating expenses:
              Property operating expenses                           81,920         14,097 (4)        (1,434)(6)        3,925 (12)
              Interest expense                                      37,266         31,167 (2)        (1,377)(7)        6,522 (10)
              Executive suites operating expenses                    4,124         24,573 (4)           -                -
              General and administrative                            15,777           -                  -                -
              Depreciation and amortization                         54,561         12,159 (3)          (630)(8)        2,291 (11)
                                                                  --------       --------            ------          -------
                          Total operating expenses                 193,648         81,996            (3,441)          12,738
                                                                  --------       --------            ------          -------
                          Real estate operating income              54,696         (5,421)            1,015           (3,645)

              Other operating income (expense), net                  2,333           -                  -               -
                                                                  --------       --------            ------          -------
              Income before minority interest                       57,029         (5,421)            1,015           (3,645)
                                                                  --------       --------            ------          -------

Minority interest                                                   (5,758)        (1,436)(5)           -                (38)(13)
                                                                  --------       --------            ------          -------
              Income from continuing operations                   $ 51,271        $(6,857)           $1,015          $(3,683)
                                                                  ========        =======            ======          =======

Earnings from continuing operations
     per common share                                             $   0.87
                                                                  ========

                                                                     For the Nine Months Ended September 30, 1997 (Unaudited)
                                                              ----------------------------------------------------------------------
                                                                                   Pro Forma Adjustments
                                                              ----------------------------------------------------------------------
                                                                 Probable         Prior 1997     Series D Preferred      Pro Forma
                                                              Dispositions (E)   Offerings (F)    Stock Offering (G)    Consolidated
                                                              ----------------   -------------    ------------------    ------------
Real estate operating revenue:
              Rental revenue                                     $(2,117)(14)      $  -              $   -               $283,873
              Real estate service income                             -                -                  -                 11,512
              Executive suites revenue                               -                -                  -                 34,084
                                                                 -------          --------           -------             --------
                          Total revenues                          (2,117)             -                  -                329,469
                                                                 -------          --------           -------             --------

Real estate operating expenses:
              Property operating expenses                         (1,329)(14)         -                  -                 97,179
              Interest expense                                    (1,288)(15)      (21,930)           (2,658)              47,702
              Executive suites operating expenses                    -                -                  -                 28,697
              General and administrative                             -                -                  -                 15,777
              Depreciation and amortization                         (693)(16)         -                  -                 67,688
                                                                 -------          --------           -------             --------
                          Total operating expenses                (3,310)          (21,930)           (2,658)             257,043
                                                                 -------          --------           -------             --------

                          Real estate operating income             1,193            21,930             2,658               72,426

              Other operating income (expense), net                 -                 -                  -                  2,333
                                                                                                                         --------
              Income before minority interest                      1,193            21,930             2,658               74,759
                                                                 -------          --------           -------             --------
Minority interest                                                   -                 -                  -                 (7,232)
                                                                 -------          --------           -------             --------
              Income from continuing operations                  $ 1,193          $ 21,930           $ 2,658             $ 67,527
                                                                 =======          ========           =======             ========

Earnings from continuing operations
     per common share                                                                                                    $   0.70(H)
                                                                                                                         ========

                  CarrAmerica Realty Corporations and Subsidiaries
      Pro Forma Condensed Consolidated Statement of Operations-(Continued)
                      (In Thousands, except per share data)


                                                                                For the Year Ended December 31, 1996 (Unaudited)
                                                              ---------------------------------------------------------------------
                                                                                               Pro Forma Adjustments
                                                                                ---------------------------------------------------
                                                                                    Acquired           Disposed       Probable
                                                               Historical (A)     Properties (B)     Property (C)   Acquisitions (D)
                                                               --------------     --------------     ------------   ----------------
Real estate operating revenue:
              Rental revenue                                      $154,165         $176,860 (1)       $(1,223)(6)     $11,310 (9)
              Real estate service income                            12,512             -                  -               -
              Executive suites revenue                                -              42,019 (1)           -               -
                                                                  --------         --------           -------         -------
                          Total revenues                           166,677          218,879            (1,223)         11,310
                                                                  --------         --------           -------         -------

Real estate operating expenses:
              Property operating expenses                           51,927           55,342 (4)          (726)(6)       5,219 (12)
              Interest expense                                      31,630           81,180 (2)        (1,426)(7)       8,886 (10)
              Executive suites operating expenses                     -              36,718 (4)           -               -
              General and administrative                            15,228            2,300 (4)           -               -
              Depreciation and amortization                         38,264           42,089 (3)          (296)(8)       3,055 (11)
                                                                  --------         --------           -------         -------
                          Total operating expenses                 137,049          217,629            (2,448)         17,160
                                                                  --------         --------           -------         -------

                          Real estate operating income              29,628            1,250             1,225          (5,850)

              Other operating income (expense), net                    (94)               8 (1)           -               -
                                                                  --------         --------           -------         -------
              Income before minority interest                       29,534            1,258             1,225          (5,850)
                                                                  --------         --------           -------         -------

Minority interest                                                   (4,732)          (2,198)(5)           -                11 (13)
                                                                  --------         --------           -------         -------
              Income from continuing operations                   $ 24,802         $   (940)          $ 1,225         $(5,839)
                                                                  ========         ========           =======         =======

Earnings from continuing operations
     per common share                                                $0.90
                                                                     =====

                                                                            For the Year Ended December 31, 1996 (Unaudited)
                                                            -----------------------------------------------------------------------
                                                                                           Pro Forma Adjustments
                                                            -----------------------------------------------------------------------
                                                               Probable         Prior 1997      Series D Preferred      Pro Forma
                                                            Dispositions (E)   Offerings (F)    Stock Offering (G)     Consolidated
                                                            ----------------   -------------    ------------------     ------------
Real estate operating revenue:
              Rental revenue                                    $(2,896)(14)   $   -               $   -                $338,216
              Real estate service income                           -               -                   -                  12,512
              Executive suites revenue                             -               -                   -                  42,019
                                                                -------        --------            -------              ---------
                          Total revenues                         (2,896)           -                   -                 392,747
                                                                -------        --------            -------              ---------
Real estate operating expenses:
              Property operating expenses                        (1,671)(14)       -                   -                 110,091
              Interest expense                                   (1,718)(15)    (51,179)            (3,621)               63,752
              Executive suites operating expenses                  -               -                   -                  36,718
              General and administrative                           -               -                   -                  17,528
              Depreciation and amortization                        (751)(16)       -                   -                  82,361
                                                                -------        --------            -------              ---------
                          Total operating expenses               (4,140)        (51,179)            (3,621)              310,450
                                                                -------        --------            -------              ---------

                          Real estate operating income            1,244          51,179              3,621                82,297

              Other operating income (expense), net                  (1)(14)       -                   -                     (87)
                                                                -------        --------            -------              ---------
              Income before minority interest                     1,243          51,179              3,621                82,210
                                                                -------        --------            -------              ---------
Minority interest                                                  -               -                   -                  (6,919)
                                                                -------        --------            -------              ---------
              Income from continuing operations                  $1,243        $ 51,179            $ 3,621              $ 75,291
                                                                =======        ========            =======              ========

Earnings from continuing operations
     per common share                                                                                                   $   0.69 (H)
                                                                                                                        ========

                CarrAmerica Realty Corporation and Subsidiaries
       Notes to Pro Forma Condensed Consolidated Statements of Operations
                  For the Nine Months Ended September 30, 1997
                      and the Year Ended December 31, 1996
                                  (Unaudited)

Adjustments (dollars in thousands):
(A) Reflects the Company's historical condensed consolidated statements of operations for the nine months ended September 30, 1997 and the year ended December 31, 1996.

(B) Pro forma adjustments for the purchases of the acquired properties reflect:
      (1)   the historical operating activity of the properties and OmniOffices;
      (2) the additional interest expense on debt of $300,000 at weighted average interest rates ranging from 7.3% to 7.5%, incurred for the acquisitions ($26,264 of interest costs net of $3,545 capitalized for development property for the nine months ended September 30, 1997 and $69,056 of interest costs net of $10,091 capitalized for development property for 1996) and interest expense on assumed debt of $584,000, at interest rates ranging from 5.0% to 9.6% ($8,448 for the nine months ended September 30, 1997 and $22,215 for 1996);
      (3) the depreciation expense based on the new accounting basis of the rental properties based on a 30 year useful life and the assets of OmniOffices based on useful lives ranging from 5 to 30 years;
      (4) the historical operating activity of the properties and OmniOffices reduced by the elimination of management fee expenses that are no longer incurred by the Company upon purchase of the properties and increased by $2,300 in 1996 for incremental general and administrative costs associated with the Company's asset growth; and
      (5)   the minority interest share of earnings.

(C) Pro forma adjustments for the disposition of First State Bank Tower reflect:
      (6) the elimination of the historical operating activity of the property sold;
      (7) the reduction of interest expense from the repayment of $24,591 in debt, at a weighted average interest rate of 8.1%, using the sales proceeds; and
      (8) the elimination of the historical depreciation expense of the property sold.

(D) Reflects the following pro forma adjustments related to the anticipated effects of the probable property acquisitions:

      (9)   the historical operating activity of the properties;
      (10) the additional interest expense on debt of $200,000, at weighted average interest rates ranging from 7.3% to 7.5%, incurred for the acquisitions ($10,516 of interest costs net of $3,994 capitalized for development property for the nine months ended September 30, 1997 and $14,327 of interest costs net of $5,441 capitalized for development property for 1996);
      (11) the depreciation expense based on the new accounting basis for the rental properties based on a 30 year useful life;

                CarrAmerica Realty Corporation and Subsidiaries
 Notes to Pro Forma Condensed Consolidated Statements of Operations-(Continued)
                  For the Nine Months Ended September 30, 1997
                      and the Year Ended December 31, 1996
                                   (Unaudited)


      (12) the historical operating activity of the properties acquired reduced by the elimination of management fee expenses that are no longer incurred by the Company upon purchase of the properties; and
      (13)  the minority interest share of earnings.

(E) Pro forma adjustment for the probable dispositions reflect:
      (14) the elimination of the historical operating activity of the properties to be sold;
      (15) the reduction of interest expense from the repayment of $22,911 in debt at weighted average interest rates ranging from of 7.3% to 7.5%, using the sales proceeds; and
      (16) the elimination of the historical depreciation expense of the properties to be sold.

(F) Pro forma adjustment reflects the reduction in interest expense associated with the pay down of amounts outstanding under the Company's line of credit with the proceeds from sales of common stock in January and April of 1997, and the sale of preferred stock in August and November of 1997 and the change in interest expense associated with the paydown of amounts outstanding under the line of credit with the proceeds from the issuance of $275 million of senior unsecured notes.

(G) Pro forma adjustment reflects the reduction in interest expense associated with the pay down of amounts outstanding under the Company's line of credit with the proceeds from the Series D Cumulative Redeemable Preferred Stock offering.

 (H) Based upon 58,000,642 and 57,827,465 pro forma shares of common stock outstanding and common stock equivalents on a weighted average basis during the nine months ended September 30, 1997 and during 1996, respectively.